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                                                                    Exhibit (j)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Transfer and Dividend Disbursing Agent, Legal Counsel and Independent Auditors" in Post Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 20 under the Investment Company Act of 1940 to the Registration Statement
(Form N-1A, No. 811-7384) and related Prospectus and Statement of Additional Information of Nicholas-Applegate Institutional Funds.




Los Angeles, California
June 17, 1999